QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

MEDVEST HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-112848 (Commission File Number)	31-1750092 (I.R.S. Employer Identification No.)
	2231 Rutherford Road Carlsbad, California (Address of principal executive offices)	92008 (Zip Code)
(760) 602-4400 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Item 5. Other Events.

        On August 12, 2004, Medex Holdings Corporation, a wholly-owned subsidiary of MedVest Holdings Corporation, filed a registration statement on Form S-1 with the Securities and Exchange Commission to register the sale of shares of common stock in an initial public offering.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDVEST HOLDINGS CORPORATION
Dated: August 12, 2004	By:	/s/ MICHAEL I. DOBROVIC Michael I. Dobrovic Executive Vice President and Chief Financial Officer

QuickLinks

  Item 5. Other Events.
SIGNATURES